SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                            FORM 8-K
                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) January 20, 1994
                                                 ------------------
                                                 (January 12, 1994)



                      Hibernia Corporation
- -------------------------------------------------------------------

       (Exact name of issuer as specified in its charter)




 Louisiana                 1-10294                72-0724532
- ---------------          ------------        ---------------------

(State or other          (Commission              (IRS Employer
jurisdiction of          File Number)        Identification No.)
organization)



313 Carondelet Street, New Orleans, Louisiana      70130
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(Address of principal executive offices)          (Zip Code)




Registrant's telephone number, including area code (504) 587-5332

Item 5.   Other Events.

     On January 12, 1994, the Registrant announced that it had signed a new data processing contract with Systematics Financial Services, Inc., a provider of software development and data processing services to the banking industry worldwide. The new contract will begin in early 1995 and is expected to provide substantial savings in the Registrant's data processing costs over its eight-year term. The Registrant recorded a $12.0 million non-recurring charge in the fourth quarter of 1993 to reflect costs associated with this change in vendors and related software.

     The Registrant also announced on January 12, 1994 that it had recorded a $17.5 million negative provision for loan losses in the fourth quarter of 1993, resulting in a full-year negative provision of $6.2 million.


                          EXHIBIT INDEX

Exhibit                                                Page
Number              Description                        Number
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 N/A                N/A                                N/A


                            SIGNATURE

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HIBERNIA CORPORATION
                                        (Registrant)


Date:     January 20, 1994         By:  /s/ Ronald E. Samford, Jr.
                                   _______________________________
                                        Ronald E. Samford, Jr.
                                        Chief Accounting Officer